Exhibit 99.2

Old National Bancorp

Financial Trends

First Quarter 2006

April 20, 2006

Please direct inquiries to:

Christopher A. Wolking, Executive Vice President & Chief Financial Officer (812) 464-1322 or Candice Jenkins, Senior Vice President & Corporate Controller (812) 461-9769

Notes:	–	Disclosures based on operating earnings, which exclude gains on branch divestitures and restructuring charges, are included to provide comparable data between years.

	–	All share and per share data have been adjusted for stock dividends.

	–	Summations may not equal due to rounding.

	–	In connection with certain derivative transactions related to interest rate swap agreements, the Company restated the years ended December 31, 2002, 2003, 2004, and the quarterly results for the periods ended March 31, June 30, and September 30, 2004 and 2005. For additional information regarding this restatement, see Form 8-K filed on January 31, 2006.

Old National Bancorp
Financial Summary
First Quarter 2006

					2005				2006
2002	2003	2004	2005		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Profitability (in millions)
$128.1	$65.5	$63.1	$63.8	NET INCOME	$14.6	$25.2	$4.5	$19.5	$20.7
0.6	2.5	2.8	(14.8)	INCOME from Discontinued Operations (net of tax)	(1.0)	0.5	(14.4)	—	—
127.5	63.1	60.3	78.6	INCOME from Continuing Operations (net of tax)	15.6	24.7	18.9	19.5	20.7

				Diluted EPS
$1.81	$0.93	$0.90	$0.93	Net Income	$0.21	$0.37	$0.07	$0.28	$0.31
0.01	0.03	0.04	(0.22)	Income from Discontinued Operations	(0.01)	—	(0.21)	—	—
1.80	0.90	0.86	1.15	Income from Continuing Operations	0.22	0.37	0.28	0.28	0.31

				Ratios — Net Income
18.43%	8.72%	8.83%	9.31%	Return on Average Common Equity	8.27%	14.56%	2.66%	11.69%	12.68%
1.38%	0.69%	0.69%	0.74%	Return on Average Assets	0.66%	1.16%	0.21%	0.92%	1.00%

				Ratios — Income from Continuing Operations
18.34%	8.40%	8.44%	11.47%	Return on Average Common Equity	8.83%	14.24%	11.16%	11.69%	12.68%
1.38%	0.66%	0.66%	0.91%	Return on Average Assets	0.71%	1.13%	0.88%	0.92%	1.00%
52.73%	60.84%	73.92%	65.43%	Efficiency Ratio	70.58%	59.87%	65.02%	66.87%	66.91%
3.54%	3.18%	3.08%	3.09%	Net Interest Margin (FTE)	3.05%	3.07%	3.16%	3.09%	3.18%

				Capital Ratios:
				Risk-Based Capital Ratios (EOP):
11.3%	11.1%	11.2%	10.6%	Tier 1	11.0%	10.1%	10.4%	10.6%	10.7%
14.9%	14.7%	14.9%	14.4%	Total	14.7%	13.8%	14.1%	14.4%	14.5%
7.6%	7.4%	7.7%	7.7%	Leverage Ratio (to Average Assets)	7.7%	7.2%	7.6%	7.7%	7.8%

7.50%	7.86%	7.83%	7.94%	Total Equity to Assets (Averages)	7.99%	7.95%	7.91%	7.91%	7.86%

				Per Common Share Data:
0.63	0.69	0.72	0.76	Cash Dividends Declared	0.19	0.19	0.19	0.19	0.21
35%	74%	80%	81%	Dividend Payout Ratio	90%	51%	288%	66%	68%
10.67	10.31	10.16	9.61	Book Value (EOP)	9.72	10.18	9.84	9.61	9.53
20.99	20.72	24.63	21.64	Market Value (EOP)	20.30	21.40	21.22	21.64	21.64

				Other Statistics
2,752	2,842	2,565	2,572	Full Time Equivalent Employees (1)	2,549	2,616	2,599	2,572	2,542

FTE — Fully taxable equivalent basis

EOP — End of period actual balances

(1)	Based on the number of employees associated with continuing operations.

Old National Bancorp
INCOME STATEMENT
($ In Millions except EPS information)

Three Months		Change			First Quarter		Change
2006	2005	$	%		2006	2005	$	%
$114.7	$108.3	$6.4	5.9%	Interest Income (FTE)	$114.7	$108.3	$6.4	5.9%
55.3	47.6	7.7	16.2%	Less: Interest Expense	55.3	47.6	7.7	16.2%

59.5	60.8	(1.3)	-2.1%	Net Interest Income (FTE)	59.5	60.8	(1.3)	-2.1%

5.2	4.9	0.3	6.2%	Wealth Management Fees	5.2	4.9	0.3	6.2%
9.9	11.1	(1.2)	-10.8%	Service Charges on Deposit Accounts	9.9	11.1	(1.2)	-10.8%
11.0	9.1	1.9	21.1%	Insurance Premiums and Commissions	11.0	9.1	1.9	21.1%
2.3	2.6	(0.3)	-12.6%	Investment Product Fees	2.3	2.6	(0.3)	-12.6%
1.2	1.4	(0.2)	-12.3%	Mortgage Banking Revenue	1.2	1.4	(0.2)	-12.3%
11.9	7.7	4.2	55.1%	Other Income	11.9	7.7	4.2	55.1%

41.4	36.7	4.8	13.0%	Total Fees, Service Charges & Other Rev.	41.4	36.7	4.8	13.0%

(0.1)	(0.5)	0.4	N/M	Gains (Losses) Sales of Securities	(0.1)	(0.5)	0.4	N/M
1.6	(2.9)	4.5	N/M	Gains (Losses) Derivatives	1.6	(2.9)	4.5	N/M

42.9	33.3	9.6	28.9%	Total Noninterest Income	42.9	33.3	9.6	28.9%

102.4	94.0	8.3	8.9%	Total Revenues (FTE)	102.4	94.0	8.3	8.9%

41.3	39.0	2.3	5.9%	Salaries and Employee Benefits	41.3	39.0	2.3	5.9%
5.2	5.0	0.2	3.6%	Occupany	5.2	5.0	0.2	3.6%
3.4	3.5	(0.1)	-3.8%	Equipment	3.4	3.5	(0.1)	-3.8%
4.6	5.4	(0.8)	-14.7%	Data Processing	4.6	5.4	(0.8)	-14.7%
4.6	4.4	0.2	4.1%	Marketing & Communication	4.6	4.4	0.2	4.1%
2.0	2.1	(0.1)	-7.0%	Professional Fees	2.0	2.1	(0.1)	-7.0%
7.4	6.8	0.6	8.1%	Other Expense	7.4	6.8	0.6	8.1%

68.5	66.4	2.1	3.2%	Total Noninterest Expense	68.5	66.4	2.1	3.2%

3.5	5.1	(1.6)	-31.4%	Provision for loan losses	3.5	5.1	(1.6)	-31.4%

				Income before Income Taxes and
30.4	22.6	7.8	34.6%	Discontinued Operations (FTE)	30.4	22.6	7.8	34.6%

4.6	1.4	3.1	215.5%	Income Taxes on Continuing Ops.	4.6	1.4	3.1	215.5%
5.1	5.6	(0.4)	-7.4%	FTE Adjustment	5.1	5.6	(0.4)	-7.4%

9.7	7.0	2.7	38.5%	Total Taxes (FTE)	9.7	7.0	2.7	38.5%

20.7	15.6	5.1	32.9%	Income from Continuing Operations	20.7	15.6	5.1	32.9%
—	(1.0)	1.0	N/M	Income from Discontinued Ops., (net of tax)	—	(1.0)	1.0	N/M

$20.7	$14.6	$6.1	41.8%	Net Income	$20.7	$14.6	$6.1	41.8%

				Diluted EPS
$0.31	$0.22	$0.09	42.1%	Income from Continuing Operations	$0.31	$0.22	$0.09	42.1%
—	(0.01)	0.01	N/M	Income from Discontinued Operations	—	(0.01)	0.01	N/M

$0.31	$0.21	$0.10	47.2%	Net Income	$0.31	$0.21	$0.10	44.8%

				Average Common Shares Outstanding (000’s)
67,016	68,589	(1,573)	-2.3%	Basic	67,016	68,589	(1,573)	-2.3%
67,317	68,787	(1,470)	-2.1%	Diluted	67,317	68,787	(1,470)	-2.1%

67,409	68,717	(1,308)	-1.9%	Common Shares Outstanding (EOP) (000’s)	67,409	68,717	(1,308)	-1.9%

FTE — Fully taxable equivalent basis

EOP — End of period actual balances

N/M = Not meaningful

Old National Bancorp
NET INCOME TRENDS
First Quarter 2006
($ In Millions except EPS information)

					2005				2006
2002	2003	2004	2005		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$572.6	$494.8	$441.0	$446.8	Interest Income (FTE)	$108.3	$110.5	$113.1	$114.7	$114.7
267.9	214.4	185.4	206.1	Less: Interest Expense	47.6	50.3	52.2	55.9	55.3

304.7	280.4	255.7	240.7	Net Interest Income (FTE)	60.8	60.2	60.9	58.8	59.5

19.4	20.4	20.4	20.3	Wealth Management Fees	4.9	5.6	5.0	4.7	5.2
42.0	44.9	48.5	47.2	Service Charges on Deposit Accounts	11.1	12.1	12.5	11.5	9.9
15.2	22.4	32.8	35.2	Insurance Premiums and Commissions	9.1	9.1	8.5	8.6	11.0
9.0	10.6	12.0	9.0	Investment Product Fees	2.6	2.3	2.2	1.8	2.3
14.5	19.1	8.5	4.9	Mortgage Banking Revenue	1.4	1.3	1.8	0.5	1.2
35.4	23.1	27.0	45.9	Other Income	7.7	6.9	8.4	22.9	11.9

135.4	140.5	149.2	162.4	Total Fees, Service Charges & Other Rev.	36.7	37.3	38.4	50.0	41.4

12.4	23.6	2.9	0.9	Gains (Losses) Sales of Securities	(0.5)	1.0	0.7	(0.3)	(0.1)
26.0	8.9	10.8	(3.4)	Gains (Losses) Derivatives	(2.9)	8.1	(4.6)	(4.1)	1.6

173.8	172.9	162.9	159.9	Total Noninterest Income	33.3	46.5	34.5	45.7	42.9

478.5	453.4	418.5	400.6	Total Revenues (FTE)	94.0	106.7	95.4	104.5	102.4

144.5	151.4	171.9	147.8	Salaries and Employee Benefits	39.0	38.7	35.9	34.1	41.3
16.0	17.0	19.3	20.4	Occupany	5.0	5.1	4.6	5.6	5.2
15.0	13.8	14.2	14.4	Equipment	3.5	3.9	3.6	3.4	3.4
13.6	18.9	21.6	21.2	Data Processing	5.4	5.3	5.1	5.4	4.6
22.6	22.0	20.5	18.2	Marketing & Communication	4.4	4.8	4.2	4.7	4.6
8.8	8.8	25.9	9.3	Professional Fees	2.1	2.0	2.3	2.9	2.0
31.8	44.0	36.0	30.9	Other Expense	6.8	4.0	6.3	13.7	7.4

252.3	275.8	309.4	262.1	Total Noninterest Expense	66.4	63.9	62.0	69.8	68.5

33.5	85.0	22.4	23.1	Provision for Loan Losses	5.1	6.0	6.0	6.0	3.5

192.7	92.6	86.7	115.4	Income before Taxes and Disco. Ops (FTE)	22.6	36.8	27.4	28.6	30.4

40.1	4.4	2.5	15.3	Income Taxes on Continuing Ops.	1.4	6.6	3.2	4.0	4.6
25.2	25.1	23.9	21.5	FTE Adjustment	5.6	5.5	5.2	5.2	5.1

65.2	29.5	26.4	36.8	Total Taxes (FTE)	7.0	12.1	8.5	9.1	9.7

127.5	63.1	60.3	78.6	Income from Continuing Operations	15.6	24.7	18.9	19.5	20.7
0.6	2.5	2.8	(14.8)	Income from Discontinued Ops., (net of tax)	(1.0)	0.5	(14.4)	—	—

$128.1	$65.5	$63.1	$63.8	Net Income	$14.6	$25.2	$4.5	$19.5	$20.7

				Diluted EPS
$1.80	$0.90	$0.86	$1.15	Income from Continuing Operations	$0.22	$0.37	$0.28	$0.28	$0.31
0.01	0.03	0.04	(0.22)	Income from Discontinued Operations	(0.01)	—	(0.21)	—	—

$1.81	$0.93	$0.90	$0.93	Net Income	$0.21	$0.37	$0.07	$0.28	$0.31

70,536	70,118	69,452	68,095	Average Basic Common Shares (000’s)	68,589	68,471	68,011	67,323	67,016
70,673	70,174	70,024	68,256	Average Diluted Common Shares (000’s)	68,787	68,488	68,331	67,591	67,317

FTE — Fully taxable equivalent basis

Old National Bancorp
Balance Sheet (EOP)
First Quarter 2006
($ in Millions)

	03/31/06	12/31/05	03/31/05	Change from Prior Year
				$	%
Assets
Securities:
Treasury & Government Sponsored Agencies	$581.5	$509.7	$670.8	$(89.3)	-13.3%
Municipals	486.6	488.4	583.1	(96.5)	-16.5%
Mortgage Backed	1,243.7	1,253.3	1,418.7	(175.0)	-12.3%
Fed Funds Sold	3.1	123.9	10.0	(6.9)	-68.5%
Other (1)	289.1	298.2	294.9	(5.9)	-2.0%

Total Investments (1)	2,604.0	2,673.5	2,977.5	(373.5)	-12.5%

Residential Real Estate Loans Held for Sale	22.0	43.8	31.7	(9.7)	-30.7%
Loans:
Commercial Loans & Leases	1,550.0	1,553.7	1,522.5	27.5	1.8%
Commercial & Agriculture Real Estate	1,500.1	1,534.4	1,640.0	(139.8)	-8.5%
Consumer:
Home Equity	315.3	337.4	358.7	(43.4)	-12.1%
Other Consumer Loans	931.8	924.4	861.0	70.8	8.2%

Subtotal	4,297.2	4,349.9	4,382.1	(85.0)	-1.9%
Residential Real Estate	512.3	543.9	558.2	(45.9)	-8.2%

Total Loans	4,809.5	4,893.8	4,940.3	(130.8)	-2.6%

Total Earning Assets	7,435.5	7,611.2	7,949.5	(514.1)	-6.5%

Allowance for Loan Losses	(76.8)	(78.8)	(86.3)	9.5	11.0%
Nonearning Assets:
Cash and Due from Banks	165.0	245.4	159.5	5.5	3.4%
Premises & Equipment	195.1	199.9	209.7	(14.5)	-6.9%
Goodwill & Intangible Assets	135.8	136.3	117.5	18.3	15.6%
Other Assets	390.3	378.1	443.1	(52.8)	-11.9%

Total Nonearning Assets	886.3	959.7	929.8	(43.5)	-4.7%

Total Assets	$8,244.9	$8,492.0	$8,793.0	$(548.1)	-6.2%

Liabilities & Equity
Noninterest-bearing Demand Deposits	$820.1	$891.5	$850.6	$(30.5)	-3.6%
NOW Accounts	1,458.4	1,640.7	1,826.9	(368.5)	-20.2%
Savings Accounts	486.5	480.4	495.4	(8.9)	-1.8%
Money Market Accounts	901.6	869.0	620.0	281.7	45.4%
Other Time under $100,000	1,391.4	1,378.0	1,486.1	(94.6)	-6.4%
Other Time $100,000 & over	822.7	840.9	709.6	113.1	15.9%

Total Core Deposits	5,880.8	6,100.5	5,988.6	(107.8)	-1.8%

Borrowed Funds:
Short-term Borrowings	359.3	302.8	493.3	(134.0)	-27.2%
Brokered CD’s	337.3	365.1	381.4	(44.1)	-11.6%
Long-term Borrowings	895.8	954.9	1,152.3	(256.5)	-22.3%

Total Borrowed Funds	1,592.4	1,622.8	2,026.9	(434.5)	-21.4%

Accrued Expenses & Other Liabilities	129.4	118.8	110.0	19.4	17.6%

Total Liabilities	7,602.5	7,842.1	8,125.5	(522.9)	-6.4%

Common Stock, Capital Surplus & Retained Earnings	670.0	671.7	685.0	(15.0)	-2.2%
Other Comprehensive Income	(27.6)	(21.8)	(17.5)	(10.2)	N/M

Total Shareholders Equity	642.4	649.9	667.6	(25.2)	-3.8%

Total Liabilities & Shareholders Equity	$8,244.9	$8,492.0	$8,793.0	$(548.1)	-6.2%

EOP — End of period actual balances

N/M = Not meaningful

(1)	Includes money market investments.

Old National Bancorp
Balance Sheet Trends
PERIOD AVERAGES
($ in Millions)

2002	2003	2004	2005		2005				2006
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Assets
				Securities:
$593.0	$629.0	$640.4	$574.1	Treasury & Gov’t Sponsored Agencies	$693.2	$610.6	$508.9	$483.9	$539.6
656.1	667.5	638.4	536.9	Municipals	592.5	566.2	507.0	481.9	487.2
1,341.7	1,709.9	1,422.5	1,346.9	Mortgage Backed	1,447.8	1,356.8	1,288.1	1,294.9	1,251.4
5.1	4.9	68.0	12.6	Fed Funds Sold	0.6	0.3	4.0	45.7	49.3
141.2	143.8	180.4	298.4	Other (1)	289.4	300.9	302.3	300.9	293.1

2,737.1	3,155.1	2,949.7	2,769.0	Total Investments (1)	3,023.5	2,834.8	2,610.3	2,607.3	2,620.5

44.4	60.3	22.3	36.2	Residential Real Estate Loans Held for Sale	22.3	35.6	43.7	43.2	30.5
				Loans:
1,690.4	1,686.7	1,611.1	1,578.2	Commercial Loans & Leases	1,503.9	1,580.3	1,623.8	1,605.0	1,535.9
1,844.5	1,866.1	1,767.5	1,604.2	Commercial & Agriculture Real Estate	1,636.0	1,619.4	1,613.0	1,548.4	1,519.7
				Consumer:
229.4	295.8	348.9	357.6	Home Equity	362.7	360.1	361.4	346.3	327.1
827.3	799.8	847.6	889.9	Other Consumer Loans	861.2	861.1	910.9	926.3	927.0

4,591.6	4,648.3	4,575.1	4,429.9	Subtotal	4,363.7	4,420.9	4,509.1	4,426.0	4,309.7
1,242.2	942.8	743.2	548.5	Residential Real Estate	554.4	549.4	550.5	539.8	527.4

5,833.8	5,591.1	5,318.4	4,978.5	Total Loans	4,918.1	4,970.3	5,059.6	4,965.8	4,837.1

8,615.3	8,806.6	8,290.4	7,783.6	Total Earning Assets	7,963.9	7,840.8	7,713.6	7,616.3	7,488.1

(81.4)	(89.1)	(97.8)	(82.9)	Allowance for Loan Losses	(86.6)	(84.3)	(81.1)	(79.8)	(79.1)
730.0	838.5	930.9	925.8	Nonearning Assets	939.9	964.5	919.1	879.6	880.7

$9,263.9	$9,556.0	$9,123.5	$8,626.5	Total Assets	$8,817.2	$8,721.0	$8,551.6	$8,416.2	$8,289.7

				Liabilities & Equity
$712.3	$752.8	$803.1	$837.6	Noninterest-bearing Demand Deposits	$836.7	$834.3	$843.9	$835.4	$811.3
1,215.9	1,504.7	1,735.6	1,754.9	NOW Accounts	1,883.7	1,832.4	1,687.7	1,615.8	1,506.9
462.6	479.3	471.3	485.3	Savings Accounts	484.0	487.7	491.6	478.0	489.5
644.0	612.0	587.0	695.0	Money Market Accounts	579.7	643.3	724.7	832.2	883.2
3,146.4	2,766.7	2,449.3	2,202.4	Other Time	2,201.5	2,205.7	2,222.7	2,179.6	2,233.9

6,181.3	6,115.5	6,046.3	5,975.2	Total Core Deposits	5,985.7	6,003.4	5,970.6	5,941.0	5,924.8

				Borrowed Funds:
689.0	687.6	406.1	388.2	Short-term Borrowings	415.4	437.2	388.6	311.4	298.6
321.4	296.0	375.3	376.2	Brokered CD’s	384.6	380.3	372.4	367.4	352.8
1,278.7	1,577.1	1,463.5	1,094.6	Long-term Borrowings	1,218.5	1,102.1	1,044.0	1,013.9	938.0

2,289.0	2,560.7	2,244.9	1,858.9	Total Borrowed Funds	2,018.5	1,919.6	1,805.0	1,692.6	1,589.4

98.6	128.8	117.8	107.1	Accrued Expenses & Other Liabilities	108.1	104.4	99.4	116.6	123.8

8,568.8	8,805.0	8,408.9	7,941.2	Total Liabilities	8,112.3	8,027.4	7,875.1	7,750.2	7,637.9

662.7	717.4	708.0	690.9	Common Stock, Surplus & Retained Earnings	699.5	701.6	681.3	681.2	671.1
32.4	33.6	6.6	(5.6)	Other Comprehensive Income	5.5	(8.0)	(4.8)	(15.2)	(19.3)

695.1	751.0	714.6	685.3	Total Shareholders Equity	704.9	693.6	676.5	666.0	651.8

$9,263.9	$9,556.0	$9,123.5	$8,626.5	Total Liabilities & Shareholders Equity	$8,817.2	$8,721.0	$8,551.6	$8,416.2	$8,289.7

(1)	Includes money market investments.

Old National Bancorp
Interest Rate Trends (FTE basis)
PERIOD AVERAGES

2002	2003	2004	2005		2005				2006
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Earning Assets:
				Securities:
4.55%	3.83%	3.18%	3.44%	Treasury & Gov’t Sponsored Agencies	3.10%	3.28%	3.64%	3.89%	4.26%
7.13%	7.02%	6.92%	6.88%	Municipals	6.87%	6.90%	6.86%	6.91%	6.85%
5.45%	4.12%	4.18%	4.24%	Mortgage Backed	4.15%	4.21%	4.26%	4.36%	4.45%
1.64%	1.15%	1.56%	4.19%	Fed Funds Sold	2.49%	3.78%	3.74%	4.25%	4.34%
5.26%	4.28%	3.62%	4.50%	Other (1)	4.18%	4.40%	4.69%	4.73%	5.05%

5.64%	4.68%	4.46%	4.61%	Total Investments (1)	4.44%	4.57%	4.69%	4.78%	4.92%

				Loans:
6.58%	5.61%	5.41%	6.39%	Commercial Loans & Leases	6.02%	6.32%	6.45%	6.75%	7.06%
6.93%	5.87%	5.70%	6.36%	Commercial & Agriculture Real Estate	6.13%	6.16%	6.42%	6.74%	7.00%
				Consumer:
5.21%	5.12%	5.17%	6.28%	Home Equity	5.84%	6.13%	6.35%	6.82%	7.60%
8.83%	8.00%	7.16%	6.93%	Other Consumer Loans	6.91%	6.95%	7.01%	6.85%	6.96%

7.06%	6.10%	5.83%	6.48%	Subtotal	6.22%	6.36%	6.54%	6.77%	7.05%
7.32%	6.37%	5.60%	5.47%	Residential Real Estate (2)	5.40%	5.48%	5.50%	5.49%	5.41%

7.11%	6.14%	5.79%	6.36%	Total Loans (2)	6.12%	6.26%	6.42%	6.62%	6.86%

6.65%	5.62%	5.32%	5.74%	Total Earning Assets	5.48%	5.65%	5.84%	6.00%	6.18%

				Interest-bearing Liabilities:
1.24%	0.90%	0.94%	1.44%	NOW Accounts	1.27%	1.39%	1.48%	1.65%	1.80%
1.18%	0.73%	0.47%	0.87%	Savings Accounts	0.61%	0.74%	0.98%	1.13%	1.33%
1.55%	0.94%	1.10%	2.71%	Money Market Accounts	1.99%	2.37%	2.88%	3.30%	3.23%
4.58%	3.96%	3.25%	3.32%	Other Time	3.14%	3.23%	3.34%	3.57%	3.78%

3.19%	2.47%	1.99%	2.36%	Total Interest-bearing Deposits	2.09%	2.24%	2.44%	2.69%	2.87%

				Borrowed Funds:
1.59%	1.06%	0.96%	2.48%	Short-term Borrowings	1.97%	2.45%	2.71%	2.92%	3.25%
4.98%	4.92%	4.71%	4.64%	Brokered CD’s	4.56%	4.67%	4.66%	4.65%	4.35%
5.18%	3.81%	4.05%	5.26%	Long-term Borrowings	4.89%	5.25%	5.22%	5.77%	5.58%

4.07%	3.20%	3.60%	4.55%	Total Borrowed Funds	4.23%	4.49%	4.57%	5.00%	4.87%

3.45%	2.71%	2.48%	2.95%	Total Interest-bearing Liabilities	2.69%	2.85%	2.99%	3.26%	3.34%

3.19%	2.91%	2.84%	2.79%	Net Interest Rate Spread	2.79%	2.80%	2.85%	2.73%	2.83%

3.54%	3.18%	3.08%	3.09%	Net Interest Margin	3.05%	3.07%	3.16%	3.09%	3.18%

FTE — Fully taxable equivalent basis

(1)	Includes money market investments.

(2)	Includes residential loans held for sale.

Old National Bancorp
Asset Quality (EOP)
($ in Millions)

2002	2003	2004	2005		2005				2006
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$74.2	$87.7	$95.2	$85.7	Beginning Allowance for Loan Losses	$85.7	$86.3	$80.6	$81.4	$78.8

33.5	85.0	22.4	23.1	Provision for Loan Losses	5.1	6.0	6.0	6.0	3.5

—	(9.3)	0.7	—	Transfer to Allow. Unfunded Commitments	—	—	—	—	—

(27.6)	(61.6)	(41.2)	(36.1)	Gross Charge-offs	(6.3)	(8.7)	(9.4)	(11.6)	(7.4)
—	(14.7)	(4.6)	(5.3)	Write-downs from Loans Sold	—	(5.3)	—	—	—
7.6	8.2	13.2	11.5	Gross Recoveries	1.8	2.4	4.1	3.1	1.9

(20.0)	(68.1)	(32.6)	(30.0)	Net Charge-offs	(4.5)	(11.7)	(5.3)	(8.5)	(5.5)

$87.7	$95.2	$85.7	$78.8	Ending Allowance for Loan Losses	$86.3	$80.6	$81.4	$78.8	$76.8

0.34%	1.21%	0.61%	0.60%	Net Charge-offs / Average Loans (1)	0.37%	0.93%	0.41%	0.68%	0.46%

5,878.3	5,651.4	5,340.7	5,014.7	Average Loans Outstanding (1)	4,940.4	5,005.9	5,103.2	5,009.0	4,867.6

5,769.6	5,586.5	4,987.3	4,937.6	EOP Loans Outstanding (1)	4,972.0	5,071.8	5,158.5	4,937.6	4,831.5

1.52%	1.70%	1.72%	1.60%	Allowance for Loan Loss / EOP Loans(1)	1.74%	1.59%	1.58%	1.60%	1.59%

				Underperforming Assets:
$9.5	$5.1	$2.4	$1.8	Loans 90 Days & over (still accruing)	$1.8	$2.4	$1.9	$1.8	$1.4

				Non-performing Loans:
100.3	104.6	54.9	55.6	Nonaccrual Loans	55.2	49.0	58.8	55.6	51.4
—	—	—	—	Renegotiated Loans	—	—	—	—	—

100.3	104.6	54.9	55.6	Total Non-performing Loans	55.2	49.0	58.8	55.6	51.4

7.9	8.8	8.3	3.6	Foreclosed properties	5.1	4.3	3.4	3.6	2.3

$117.7	$118.5	$65.6	$61.0	Total Underperforming Assets	$62.0	$55.8	$64.1	$61.0	$55.1

1.74%	1.87%	1.10%	1.13%	Non-performing loans / EOP Loans (1)	1.11%	0.97%	1.14%	1.13%	1.06%

87%	91%	156%	142%	Allowance to Non-performing Loans	156%	165%	138%	142%	150%

2.04%	2.12%	1.32%	1.24%	Under-performing Assets / EOP Loans (1)	1.25%	1.10%	1.24%	1.24%	1.14%

9,612.6	9,363.2	8,898.3	8,492.0	EOP Total Assets	8,793.0	8,648.5	8,535.3	8,492.0	8,244.9

1.22%	1.27%	0.74%	0.72%	Under-performing Assets / EOP Assets	0.71%	0.64%	0.75%	0.72%	0.67%

EOP — End of period actual balances

(1)	Includes residential loans held for sale.